Amounts Receivable and Prepaid Expenses	12 Months Ended
Dec. 31, 2022
Amounts Receivable and Prepaid Expenses
Amounts Receivable and Prepaid Expenses
4.	AMOUNTS RECEIVABLE AND PREPAID EXPENSES

	December 31	December 31
	2022	2021
Sales tax receivable	$66	$79
Deferred At-the-Market Offering costs [1]	–	352
Interest, refundable deposits and other receivables	64	85
Prepaid expenses [2]	2,532	1,351
Total	$2,662	$1,867

Notes to table:

1.

At December 31, 2021, these costs were still to be allocated to shares sold under the At-the-Market ("ATM") Agreement based on the dollar amount as a percentage of the total dollar amount available under the ATM Agreement. The Group expensed these costs on the basis that no further issuances occurred prior to the expiry of the base shelf prospectus that supported the ATM offering.

2.	Includes prepaid insurance, which is amortized over the insurance term.